Exhibit 4.1

OMNIBUS INSTRUMENT

     WHEREAS, the parties named herein desire to enter into certain Program Documents contained herein, each such document dated as of this 25th day of June, 2004, relating to the issuance by Principal Life Income Fundings Trust 2004-23 (the “Trust”) of Notes to investors under Principal Life’s secured notes program;

     WHEREAS, the Trust is a trust and will be organized under and its activities will be governed by the provisions of the Trust Agreement (set forth in Section A of this Omnibus Instrument), dated as of the date of the Pricing Supplement (attached to this Omnibus Instrument as Exhibit D) (the “Pricing Supplement”), by and between the parties thereto indicated in Section F herein;

     WHEREAS, certain expense and indemnification arrangements between Principal Life and the Trustee, on behalf of itself and on behalf of the Trust, are governed pursuant to the provisions of the Expense and Indemnity Agreement dated as of March 5, 2004, by and between Principal Life and the Trustee;

     WHEREAS, certain licensing arrangements between the Trust and Principal Financial Services, Inc. will be governed pursuant to the provisions of the License Agreement (set forth in Section B of this Omnibus Instrument), dated as of the date of the Pricing Supplement, by and between the parties thereto indicated in Section F herein;

     WHEREAS, certain custodial arrangements of the Funding Agreement and the Guarantee will be governed pursuant to the provisions of the Custodial Agreement (the “Custodial Agreement”) dated as of March 5, 2004 by and among Bankers Trust Company, N.A., acting as custodian (the “Custodian”), the Indenture Trustee and the Trustee, on behalf of the Trust;

     WHEREAS, the Notes will be issued pursuant to the Indenture (set forth in Section C of this Omnibus Instrument), dated as of the Original Issue Date, by and between the parties thereto indicated in Section F herein;

     WHEREAS, the sale of the Notes will be governed by the Terms Agreement (set forth in Section D of this Omnibus Instrument), dated the date of the Pricing Supplement, by and among the parties thereto indicated in Section F herein; and

     WHEREAS, certain agreements relating to the Notes, the Funding Agreement and the Guarantee are set forth in the Coordination Agreement (set forth in Section E of this Omnibus Instrument), dated as of the date of the Pricing Supplement, by and among the parties thereto indicated in Section F herein.

     All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Indenture.

[Remainder of Page Left Intentionally Blank.]

SECTION A

TRUST AGREEMENT

     This TRUST AGREEMENT (this “Trust Agreement”), dated as of the date of the Pricing Supplement, is entered into by and between GSS Holdings II, Inc., a Delaware corporation, as trust beneficial owner (the “Trust Beneficial Owner”), and U.S. Bank Trust National Association, a national banking association, as Trustee (the “Trustee”).

W I T N E S S E T H:

     WHEREAS, the Trust Beneficial Owner and the Trustee desire to authorize the issuance of a Trust Beneficial Interest and a series of Notes in connection with the entry into this Trust Agreement;

     WHEREAS, all things necessary to make this Trust Agreement a valid and legally binding agreement of the Trustee and the Trust Beneficial Owner, enforceable in accordance with its terms, have been done;

     WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture, the Distribution Agreement and the related Terms Agreement) and the Trust Beneficial Interest, (ii) the use of the proceeds of the sale of the Notes and Trust Beneficial Interest to acquire the Funding Agreement, the payment obligations of which will be fully and unconditionally guaranteed by the Guarantee, and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Trust Agreement; and

     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Trust Terms, dated as of March 5, 2004, and attached to the Omnibus Instrument as Exhibit A (the “Standard Trust Terms”) and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard Trust Terms (the Standard Trust Terms and this Trust Agreement, collectively, the “Trust Agreement”).

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

     Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard Trust Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Trust Agreement are inconsistent with the terms of the Standard Trust Terms, the terms set forth in Article 2 herein shall apply.

ARTICLE 2

     Section 2.01 Name. The Trust created and governed by the Trust Agreement shall be the trust specified in the Omnibus Instrument. The name of the Trust shall be the name specified in the first paragraph of the Omnibus Instrument, as such name may be modified from time to time by the Trustee following written notice to the Trust Beneficial Owner.

     Section 2.02 Jurisdiction. The Trust is hereby organized in, and formed under and pursuant to, the laws of the State of New York.

     Section 2.03 Initial Capital Contribution and Ownership. The Trust Beneficial Owner has paid or has caused to be paid to, or to an account at the direction of, the Trustee, on the date hereof, the sum of $15 (or, in the case of Notes issued with original issue discount, such amount multiplied by the issue price of the Notes). The Trustee hereby acknowledges receipt in trust from the Trust Beneficial Owner, as of the date hereof, of the foregoing contribution, which shall be used along with the proceeds from the sale of the series of Notes to purchase the Funding Agreement. Upon the creation of the Trust and the registration of the Trust Beneficial Interest in the Securities Register (as defined in the Trust Agreement) by the Registrar in the name of the Trust Beneficial Owner, the Trust Beneficial Owner shall be the sole beneficial owner of the Trust.

     Section 2.04 Acknowledgment. The Trustee, on behalf of the Trust, expressly acknowledges its duties and obligations set forth in the Standard Trust Terms incorporated herein.

     Section 2.05 Additional Terms.

     None

     Section 2.06 Omnibus Instrument; Execution and Incorporation of Terms.

     The parties to the Trust Agreement will enter into the Trust Agreement by executing the Omnibus Instrument.

     By executing the Omnibus Instrument, the Trustee and the Trust Beneficial Owner hereby agree that the Trust Agreement will constitute a legal, valid and binding agreement between the Trustee and the Trust Beneficial Owner.

     All terms relating to the Trust or the series of Notes not otherwise included in the Trust Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

     Section 2.07 Governing Law. The Trust Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

     Section 2.08 Counterparts. The Trust Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

[Remainder of Page Left Intentionally Blank.]

SECTION B

LICENSE AGREEMENT

     This LICENSE AGREEMENT (this “License Agreement”), dated as of the date of the Pricing Supplement, is entered into by and between Principal Financial Services, Inc., an Iowa corporation with its principal place of business at 711 High Street, Des Moines, Iowa 50392 (the “Licensor”), and the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the “Licensee”).

W I T N E S S E T H:

     WHEREAS, the Licensor is the owner of certain trademarks and service marks and registrations and pending applications therefor, and may acquire additional trademarks and service marks in the future, all as described more fully below;

     WHEREAS, the Licensee desires to use certain of the Licensor’s trademarks and service marks in connection with the Licensee’s activities, as described more fully below;

     WHEREAS, the Licensor and the Licensee wish to formalize the agreement between them regarding the Licensee’s use of the Licensor’s marks; and

     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard License Agreement Terms, dated March 5, 2004, and attached to the Omnibus Instrument as Exhibit B (the “Standard License Agreement Terms”) and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard License Agreement Terms (the Standard License Agreement Terms and this License Agreement, collectively, the “License Agreement”).

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

     Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard License Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this License Agreement are inconsistent with the terms of the Standard License Agreement Terms, the terms set forth in Article 2 herein shall apply.

ARTICLE 2

     Section 2.01 Additional Terms.

     None

B-1

     Section 2.02 Omnibus Instrument; Execution and Incorporation of Terms.

     The parties to the License Agreement will enter into the License Agreement by executing the Omnibus Instrument.

     By executing the Omnibus Instrument, the Licensor and the Licensee hereby agree that the License Agreement will constitute a legal, valid and binding agreement between the Licensor and the Licensee.

     All terms relating to the Trust or the Notes not otherwise included in the License Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

     Section 2.03 Counterparts. The License Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

[Remainder of Page Left Intentionally Blank.]

B-2

SECTION C

INDENTURE

     This INDENTURE (this “Indenture”) is entered into as of the Original Issue Date by and between the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the “Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

     Citibank, N.A., in its capacity as indenture trustee, hereby accepts its role as Registrar, Paying Agent, Transfer Agent and Calculation Agent hereunder.

     References herein to “Indenture Trustee,” “Registrar,” “Transfer Agent,” “Paying Agent” or “Calculation Agent” shall include the permitted successors and assigns of any such entity from time to time.

W I T N E S S E T H:

     WHEREAS, the Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of Notes;

     WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Trust and the other parties to this Indenture, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed by the Trust and authenticated and delivered pursuant hereto, valid and legally binding obligations of the Trust as hereinafter provided; and

     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Indenture Terms, dated as of March 5, 2004, and attached to the Omnibus Instrument as Exhibit C (the “Standard Indenture Terms”) and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard Indenture Terms (the Standard Indenture Terms and this Indenture, collectively, the “Indenture”).

     NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed by each of the parties hereto as follows:

ARTICLE 1

     Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard Indenture Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference (with the same force and effect as though fully set forth herein). To the extent that the terms set forth in Article 2 of this Indenture are inconsistent with the terms of the Standard Indenture Terms, the terms set forth in Article 2 herein shall apply.

C-1

ARTICLE 2

     Section 2.01 Agreement to be Bound. Each of the Trust, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent and the Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth in the Indenture, with respect to all matters contemplated in the Indenture, including, without limitation, those relating to the issuance of the below-referenced Notes.

     Section 2.02 Designation of the Trust, the Notes, the Funding Agreement and the Guarantee. The Trust created by the Trust Agreement and referred to in the Indenture is the Principal Life Income Fundings Trust specified in the Omnibus Instrument. The Notes issued by the Trust and governed by the Indenture shall be the Notes specified in the Pricing Supplement. The Funding Agreement designated hereby is the Funding Agreement designated in the Pricing Supplement dated as of the Original Issue Date between the Trust and Principal Life. The Guarantee designated hereby is the Guarantee dated as of the Original Issue Date of PFG.

     Section 2.03 Additional Terms.

     None

     Section 2.04 Omnibus Instrument; Execution and Incorporation of Terms.

     The parties to the Indenture will enter into the Indenture by executing the Omnibus Instrument.

     By executing the Omnibus Instrument, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent, the Calculation Agent and the Trust hereby agree that the Indenture will constitute a legal, valid and binding agreement between the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent, the Calculation Agent and the Trust.

     All terms relating to the Trust or the Notes not otherwise included in the Indenture will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

     Section 2.05 Counterparts. The Indenture, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

[Remainder of Page Left Intentionally Blank.]

C-2

SECTION D

TERMS AGREEMENT

     This TERMS AGREEMENT (this “Terms Agreement”) is entered into as of the Original Issue Date by and among Principal Life Insurance Company (“Principal Life”), Principal Financial Group, Inc. (“PFG”), the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the “Trust”) and the Purchasing Agent specified in the Pricing Supplement (the “Purchasing Agent”).

W I T N E S S E T H:

     WHEREAS, Principal Life, PFG and the agents named therein, including the Purchasing Agent have entered into that certain Distribution Agreement dated March 5, 2004 (the “Distribution Agreement”).

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the parties hereby agrees as follows:

ARTICLE 1

     Section 1.01 Incorporation by Reference. The provisions of the Distribution Agreement and the related definitions (unless otherwise specified herein) are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

ARTICLE 2

     Section 2.01 Addition of Trust as Party to Distribution Agreement.

     Pursuant to Section 1 of the Distribution Agreement, each of the undersigned parties hereby acknowledges and agrees that the Trust, upon execution hereof by the Trust and the other parties to the Distribution Agreement (other than any other trusts organized in connection with the Registration Statement that are party thereto as of the date hereof), shall become a Trust for purposes of the Distribution Agreement in accordance with the terms thereof, in respect of the Notes, with all the authority, rights, powers, duties and obligations of a Trust under the Distribution Agreement. The Trust confirms that any agreement, covenant, acknowledgment, representation or warranty under the Distribution Agreement applicable to the Trust is made by the Trust at the date hereof, unless another time or times are specified in the Distribution Agreement, in which case such agreement, covenant, acknowledgment, representation or warranty shall be deemed to be confirmed by the Trust at such specified time or times.

     Section 2.02 Purchase of Notes as Principal.

     (a) Subject in all respects to the terms and conditions of the Distribution Agreement, the Trust hereby agrees to sell to the Purchasing Agent and the Purchasing Agent hereby agrees to purchase the Notes having the terms specified in the Pricing Supplement relating to such Notes.

D-1

     (b) In connection with any purchase of Notes from the Trust by the Purchasing Agent as principal, the parties agrees that the items specified on Schedule I of the Omnibus Instrument will be delivered as of the Settlement Date.

     Section 2.03 Termination. Upon the termination of this Terms Agreement pursuant to Section 13(b) of the Distribution Agreement the undersigned parties hereby agree to that the expenses reasonably incurred prior to or in connection with such termination will be borne by Principal Life and PFG.

     Section 2.04 Governing Law. This Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

     Section 2.05 Notices. For purposes of Section 14 of the Distribution Agreement, the Trust’s communications details are as set forth in Section E of the Omnibus Instrument.

     Section 2.06 Omnibus Instrument; Execution and Incorporation of Terms.

     The parties to this Terms Agreement will enter into this Terms Agreement by executing the Omnibus Instrument.

     By executing the Omnibus Instrument, each party hereto agrees that this Terms Agreement will constitute a legal, valid and binding agreement by and among such parties.

     All terms relating to the Trust or the Notes not otherwise included in this Terms Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

     Section 2.07 Counterparts. This Terms Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

[Remainder of Page Left Intentionally Blank.]

D-2

SECTION E

COORDINATION AGREEMENT

     This COORDINATION AGREEMENT (this “Coordination Agreement”), dated as of the date of the Pricing Supplement, is entered into by and among Principal Life Insurance Company (“Principal Life”), Principal Financial Group, Inc. (“PFG”), the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the “Trust”), Principal Financial Services, Inc. (“PFSI”), Bankers Trust Company, N.A. and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H

     WHEREAS, the Trust will enter into the Funding Agreement with Principal Life dated as of the Original Issue Date specified in the Pricing Supplement;

     WHEREAS, PFG will issue a Guarantee to the Trust as of the Original Issue Date specified in the Pricing Supplement, which will fully and unconditionally guarantee the payment obligations of Principal Life under the Funding Agreement;

     WHEREAS, the Purchasing Agent (as defined in the Distribution Agreement) have agreed to sell the Notes in accordance with the Registration Statement;

     WHEREAS, the Trust intends to issue the Notes in accordance with the Indenture, to collaterally assign to, and grant a security interest in, the Funding Agreement and the Guarantee to and in favor of the Indenture Trustee in accordance with the Indenture to secure payment of the Notes;

     WHEREAS, the Custodian will hold the Funding Agreement and the Guarantee on behalf of the Indenture Trustee pursuant to the terms of the Custodial Agreement; and

     WHEREAS, certain licensing arrangements between the Trust and PFSI will be governed pursuant to the provisions of the License Agreement.

     NOW, THEREFORE, to give effect to the agreements and arrangements established under the Terms Agreement included in the Omnibus Instrument, as applicable, the Trust Agreement, the Indenture and the Notes, and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

     Section 1.01 Delivery of the Funding Agreement and the Guarantee. The Trust hereby authorizes the Custodian, on behalf of the Indenture Trustee, to receive the Funding Agreement from Principal Life and the Guarantee from PFG pursuant to the assignment of the Funding Agreement and Guarantee (the “Assignment”), to be entered into on the Original Issue Date, included in the closing instrument dated as of the Original Issue Date (the “Closing Instrument”).

     Section 1.02 Issuance and Purchase of the Notes.

     (a) Delivery of the Funding Agreement and the Guarantee to the Custodian, on behalf of the Indenture Trustee, pursuant to the Assignment or execution of the cross receipt contained in the Closing Instrument shall be confirmation of payment by the Trust for the Funding Agreement.

     (b) The Trust hereby directs the Indenture Trustee, upon receipt by the Custodian, on behalf of the Indenture Trustee, of the Funding Agreement pursuant to the Assignment and upon receipt by the Custodian, on behalf of the Indenture Trustee, of the Guarantee, (i) to authenticate the certificates representing the Notes (the “Notes Certificates”) in accordance with the Indenture and (ii) to (A) deliver each relevant Notes Certificate to the clearing system or systems identified in each such Notes Certificate, or to the nominee of such clearing system, or the custodian thereof, for credit to such accounts as the Purchasing Agent may direct, or (B) deliver each relevant Notes Certificate to the purchasers thereof as identified by the Purchasing Agent.

ARTICLE 2

     Section 2.01 Directions Regarding Periodic Payments. As registered owner of the Funding Agreement and the Guarantee as collateral securing payments on the Notes, the Indenture Trustee will receive payments on the Funding Agreement and the Guarantee on behalf of the Trust. The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.

     Section 2.02 Maturity of the Funding Agreement. Upon the maturity of the Funding Agreement and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding principal on the Notes and Trust Beneficial Interest when due.

ARTICLE 3

     Section 3.01 Certificates. Principal Life hereby agrees to deliver an Officer’s Certificate, a copy of which is attached hereto as Exhibit E, on a quarterly basis to any rating agency currently rating the Program. The Trust hereby agrees to deliver an Officer’s Certificate, a copy of which is attached hereto as Exhibit F, on a quarterly basis to any rating agency currently rating the Program.

     Section 3.02 Filings. Principal Life hereby covenants to file, or cause to be filed, in a timely manner on behalf of the Trust all reports, certifications or similar filings required under the Securities Exchange Act of 1934, as amended.

ARTICLE 4

     Section 4.01 No Additional Liability. Nothing in this Coordination Agreement shall impose any liability or obligation on the part of any party to this Coordination Agreement to make any payment or disbursement in addition to any liability or obligation such party has under the Program Documents, except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this Coordination Agreement.

     Section 4.02 No Conflict. This Coordination Agreement is intended to be in furtherance of the agreements reflected in the documents related to the Program Documents, and not in conflict. To the extent that a provision of this Coordination Agreement conflicts with the provisions of one or more Program Documents, the provisions of such Program Documents shall govern.

     Section 4.03 Governing Law. This Coordination Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

     Section 4.04 Severability. If any provision in this Coordination Agreement shall be invalid, illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

     Section 4.05 Severability. If any provision in this Coordination Agreement shall be invalid, illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

     Section 4.06 Notices. All demands, notices and communications under this Coordination Agreement shall be in writing and shall be deemed to have been duly given upon receipt at the addresses set forth below:

To the Trust:

Principal Life Income Fundings Trust (followed by the number set forth in the Omnibus Instrument)
c/o U.S. Bank Trust National Association
100 Wall Street, 16th Floor
New York, New York 10005
Attention: Corporate Trust Administration
Telephone: (212) 361-2458
Facsimile: (212) 809-5459 and (212) 509-3384

To the Indenture Trustee:

Citibank, N.A.
Citibank Agency & Trust
111 Wall Street, 14th Floor, Zone 3
New York, New York 10005
Attention: Nancy Forte
Telephone: (212) 657-4703
Facsimile: (212) 657-3862

To Principal Life:

Principal Life Insurance Company
711 High Street
Des Moines, Iowa 50392
Attention: General Counsel
Telephone: (515) 247-5111
Facsimile: (515) 248-3011

With a copy to:

Principal Life Insurance Company
711 High Street
Des Moines, Iowa 50392
Attention: Jim Fifield
Telephone: (515) 248-9196
Facsimile: (515) 235-9353

To PFG:

Principal Financial Group, Inc.
711 High Street
Des Moines, Iowa 50392
Attention: General Counsel
Telephone: (515) 247-5111
Facsimile: (515) 248-3011

With a copy to:

Principal Life Insurance Company
711 High Street
Des Moines, Iowa 50392
Attention: Jim Fifield
Telephone: (515) 248-9196
Facsimile: (515) 235-9353

To Principal Financial Services, Inc.:

Principal Financial Services, Inc.
711 High Street
Des Moines, Iowa 50392
Attention: General Counsel
Telephone: (515) 247-5111
Facsimile: (515) 248-3011

SECTION F

MISCELLANEOUS AND EXECUTION PAGES

     This Omnibus Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Each signatory, by its execution hereof, does hereby become a party to each of the agreements or indenture identified for such party as of the date specified in such agreements or indenture.

     IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument with respect to the Notes as of the date first written above.

PRINCIPAL LIFE INSURANCE COMPANY (in
executing below agrees and becomes a party
to (i) the Terms Agreement set forth in
Section D herein and (ii) the Coordination
Agreement set forth in Section E herein)

By:	/s/ Christopher P. Freese
	Name:	Christopher P. Freese
	Title:	Officer

PRINCIPAL FINANCIAL GROUP, INC. (in
executing below agrees and becomes a party
to (i) the Terms Agreement set forth in
Section D herein and (ii) the Coordination
Agreement set forth in Section E herein)

By:	/s/ Elizabeth D. Swanson
	Name:	Elizabeth D. Swanson
	Title:	Counsel

PRINCIPAL FINANCIAL SERVICES, INC. (in
executing below agrees and becomes a party
to (i) the License Agreement set forth in
Section B herein and (ii) the Coordination
Agreement set forth in Section E herein)

By:	/s/ Elizabeth D. Swanson
	Name:	Elizabeth D. Swanson
	Title:	Counsel

[Execution Page 1 of 3]

THE PRINCIPAL LIFE INCOME FUNDINGS TRUST
DESIGNATED IN THIS OMNIBUS INSTRUMENT (in
executing below agrees and becomes a party
to (i) the License Agreement set forth in
Section B herein, (ii) the Indenture set
forth in Section C herein, (iii) the Terms
Agreement set forth in Section D herein and
(iv) the Coordination Agreement set forth in
Section E herein)

By: U.S. Bank Trust National Association,
not in its individual capacity but solely in
its capacity as trustee of the Trust

By:	/s/ Jean Clarke
	Name:	Jean Clarke
	Title:	Assistant Vice President

U.S. BANK TRUST NATIONAL ASSOCIATION (in executing below agrees and becomes a party to the Trust Agreement set forth in Section A herein), as Trustee
By:	/s/ Jean Clarke
	Name:	Jean Clarke
	Title:	Assistant Vice President

GSS HOLDINGS II, INC. (in executing below agrees and becomes a party to the Trust Agreement set forth in Section A herein), as Trust Beneficial Owner
By:	/s/ Andrew L. Stidd
	Name:	Andrew L. Stidd
	Title:	President

CITIBANK, N.A. (in executing below agrees
and becomes a party to (i) the Indenture set
forth in Section C herein, as Indenture
Trustee, Registrar, Transfer Agent, Paying
Agent and Calculation Agent and (ii) the
Coordination Agreement set forth in Section
E herein), as Indenture Trustee, Registrar,
Transfer Agent, Paying Agent and Calculation
Agent

By:	/s/ Nancy Forte
	Name:	Nancy Forte
	Title:	Assistant Vice President

[Execution Page 2 of 3]

BANKERS TRUST COMPANY, N.A. (in executing below agrees and becomes a party to the Coordination Agreement set forth in Section E herein)
By:	/s/ Angela Brick
	Name:	Angela Brick
	Title:	Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (in executing below agrees and becomes a party to the Terms Agreement set forth in Section D herein)
By:	/s/ Sabina Ceddia
	Name:	Sabina Ceddia
	Title:	Duly Authorized Attorney

[Execution Page 3 of 3]

INDEX OF EXHIBITS AND SCHEDULES TO THE OMNIBUS INSTRUMENT

Exhibit A	Standard Trust Terms – Incorporated herein by reference to Exhibit 4.6 to Principal Life Insurance Company’s and Principal Financial Group, Inc.’s Registration Statement on Form S-3 (Registration Nos. 333-110499 and 333-110499-01.

Exhibit B	Standard License Agreement Terms – Incorporated herein by reference to Exhibit 99.1 to Principal Life Insurance Company’s Current Report on Form 8-K, filed on March 29, 2004.

Exhibit C	Standard Indenture Terms – Incorporated herein by reference to Exhibit 4.1 to Principal Life Insurance Company’s and Principal Financial Group, Inc.’s Registration Statement on Form S-3 (Registration Nos. 333-110499 and 333-110499-01.

Exhibit D	Pricing Supplement – Incorporated herein by reference to the Pricing Supplement with respect to Principal Life Income Fundings Trust 2004-23, filed on June 28, 2004, with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Exhibit E	Principal Life Insurance Company Officer’s Certificate

Exhibit F	Principal Life Income Fundings Trusts Trustee Officer’s Certificate

Schedule I	Terms Agreement Specifications